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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: January 8, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                TEXAS                                    74-1611874
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

     15835 Park Ten Place Drive                             77084
           Houston, Texas                                (Zip Code)
 (Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS

EXHIBIT 99.1               CONTRACT STATUS SUMMARY AT JANUARY  8, 2004



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD SOUTHERN CROSS, which commenced a one well program for Cairn Energy India Pty. Limited ("Cairn") in early December 2003, completed this program on January 8, 2004. Cairn, which had options for two additional wells, has advised that no options will be exercised. The contract with Cairn provides for a demobilization fee of $400,000. The rig will remain in India while waiting for its next contract opportunity. Contract opportunities for additional work are being pursued in India, Malaysia and other areas of Southeast Asia.

     The ATWOOD FALCON has completed its mobilization to Japan and is preparing to commence its two-well drilling program for Japan Energy Development Co., LTD. This drilling program is expected to take around 100 to 120 days to complete.

     The ATWOOD HUNTER has commenced its drilling program for Burullus Gas Co. in Egypt, which includes ten firm wells, plus options to drill six additional wells. The drilling of the ten firm wells are expected to take around 400 days to complete and if all the option wells are drilled, the contract could extend for around 550 days.

     The ATWOOD EAGLE is continuing to prepare for its mobilization to Australia which is scheduled to commence around mid-January 2004.

     Additional information with respect to the Company's Contract Status Summary at January 8, 2004 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ATWOOD OCEANICS, INC.
                                                     (Registrant)



                                                     /s/ James M. Holland
                                                     James M. Holland
                                                     Senior Vice President

                                                     DATE: January 8, 2004



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                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION

99.1               Contract Status Summary at January 8, 2004

                                              EXHIBIT 99.1
                                 ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                        CONTRACT STATUS SUMMARY
                                           AT JANUARY 8, 2004



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NAME OF RIG             LOCATION             CUSTOMER                   CONTRACT STATUS
-----------             --------             ---------                  ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig is preparing to commence its two-well drilling
                                             CO. LTD. ("JED")           program for JED.  The drilling program is  estimated
                                                                        to take around 100 to 120 days to complete.
                                                                        Immediately upon completing the JED contract, the rig
                                                                        will be moved to China to drill one well for Husky Oil
                                                                        China Ltd.



ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           The rig has commenced a drilling program for Burullus
                                             ("BURULLUS")               which includes ten firm wells, plus options to drill
                                                                        six additional wells. The drilling of the ten firm
                                                                        wells are expected to take around 400 days to complete
                                                                        and if all the option wells are drilled, the contract
                                                                        could extend for around 550 days.



ATWOOD   EAGLE            ANGOLA PREPARING   BHP BILLITON PETROLEUM     The rig is currently idle offshore Angola preparing to
                          TO MOBILIZE IN     PTY. LTD. ("BHP") AND      be mobilized in January 2004 to Australia.  The
                          JANUARY 2004 TO    APACHE ENERGY  LIMITED     Company has commitments from BHP and Apache to drill
                          AUSTRALIA          ("APACHE")                 three firm wells plus options to drill an additional
                                                                        four wells.  Drilling of the three firm wells is
                                                                        expected to take three to four months to complete.  In
                                                                        accordance with these commitments, the Company has
                                                                        entered into a contract with a towing company to
                                                                        transport the rig from Angola to Australia which is
                                                                        estimated to take approximately 30 days, with the tow
                                                                        scheduled to commence around mid-January 2004.
                                                                        Drilling contracts with BHP and Apache should be
                                                                        formalized in January 2004.



SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in December
                                             PRODUCTION MALAYSIA        2004, with an option for the Operator to extend.
                                             INC.  ("EMEPMI")           EMEPMI has the right to terminate the contract after
                                                                        the completion of the first six months of the
                                                                        extension period (which commences in December 2003)
                                                                        with 120 days written notice.


ATWOOD SOUTHERN CROSS     INDIA                                         The rig is currently idle in India while waiting for
                                                                        its next contract opportunity.  Contract opportunities
                                                                        for additional work are being pursued in India,
                                                                        Malaysia and other areas of Southeast Asia.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK, once an acceptable contract opportunity is
                                                                        secured.  The rig is currently coldstacked.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year drilling
                                            PRODUCTION MALAYSIA INC.    program (with an option by EMEPMI for one additional
                                            ("EMEPMI")                  year), with EMEPMI having the right to terminate the
                                                                        drilling program after one year with at least 120 days
                                                                        notice period.



ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      In early August 2003, the rig commenced working under
                                            BHD. ("PETRONAS")           a contract with Murphy Sarawak Oil Company, Ltd.
                                                                        ("Murphy")  which provided for the drilling of three
                                                                        firm wells plus options to drill five additional wells
                                                                        off the coast of Malaysia.  Murphy exercised its
                                                                        option to extend the contract for the additional five
                                                                        wells and then assigned four of the option wells to
                                                                        Petronas.  Petronas has awarded the rig four more firm
                                                                        wells for a current total of eight wells to be
                                                                        drilled. Petronas is presently drilling its second
                                                                        well.  It should take until April/May 2004 to complete
                                                                        the drilling of the eight wells.  Contract
                                                                        opportunities for additional work following completion
                                                                        of the Petronas contract are being pursued in Malaysia
                                                                        as well as other areas outside of Malaysia.

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       In September 2003, the rig commenced a two-well plus
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      one option well contract for UNOCAL.  UNOCAL has
                                                                        exercised the option well and in addition, has awarded
                                                                        the rig two more firm wells; thus, providing for a
                                                                        total of five wells to be drilled under the contract.
                                                                        It should take until around February 2004 to complete
                                                                        the drilling of the five wells.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

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